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                                  Exhibit 32.2

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

In connection with the Form 10-Q (the "Report") of Ferro Corporation
(the "Company")       [Name of Report]             [Name of Company]
for the period ended September 30, 2003, I Thomas M. Gannon,
                       [Date]         [Name of Officer]
Vice President and Chief Financial Officer, certify that :
             [Title]

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Thomas M. Gannon
-------------------------------------------
Thomas M. Gannon
Vice President and Chief Financial Officer


Dated:   November 13, 2003
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